SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  May 13, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



      Delaware                  1-10126                    76-0262791
--------------------------------------------------------------------------------
     (State or other           (Commission                (IRS Employer
      jurisdiction of           File Number)               Identification
      incorporation)                                       Number)


1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

     On May 13, 2002, the Registrant issued the press release attached hereto as
Exhibit 99.1 which is incorporated herein by this reference. The Press Release at Exhibit 99.1 relates to an announcement by Registrant regarding the election of the Board of Directors of the Registrant, at Tremont's Annual Stockholders Meeting on May 7, 2002.

     On May 13, 2002, the Registrant issued the press release attached hereto as
Exhibit 99.2 which is incorporated herein by this reference. The Press Release at Exhibit 99.2 relates to an announcement by Registrant regarding Registrant's payment of a dividend for second quarter of 2002.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.      Exhibit List
            ---------     ------------------------------------------------------

            99.1          Press release dated May 13, 2002 issued by Registrant.

            99.2          Press Release dated May 13, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TREMONT CORPORATION
                                          (Registrant)




                                          By: /s/ Joan H. Prusse
                                              --------------------------
                                              Joan H. Prusse
                                              Assistant General Counsel
                                                and Assistant Secretary




Date: May 13, 2002

                                                                  Exhibit 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                 Contact:

Tremont Corporation                                   Mark A. Wallace
1999 Broadway, Suite 4300                             Vice President &
Denver, Colorado 80202                                  Chief Financial Officer
                                                      (303) 296-5600


              TREMONT ANNUAL SHAREHOLDERS' MEETING ELECTION RESULTS

     DENVER, COLORADO . . . May 13, 2002 . . . Tremont Corporation ("Tremont") (NYSE: TRE) held its Annual Shareholders' Meeting on May 7, 2002, at which meeting Tremont's Board of Directors was elected. Five incumbent Board Members were re-elected and two new Board Members were elected, each to serve until the next Annual Shareholders' Meeting. The Board of Directors is comprised of J. Landis Martin, who also serves as President and Chief Executive Officer of Tremont, W. Hayden McIlroy (newly elected), Glenn R. Simmons, Harold C. Simmons, Gen. Thomas P. Stafford, Steven L. Watson and Terry Neal Worrell (newly elected).

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, in the TiO2 business, conducted through NL Industries, Inc., and in real estate development, conducted through The Landwell Company.

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



                                                                    Exhibit 99.2
                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                                CONTACT:

Tremont Corporation                                  Mark A. Wallace
1999 Broadway, Suite 4300                            Vice President and
Denver, Colorado  80202                                Chief Financial Officer
                                                     303-296-5600

                  TREMONT DECLARES SECOND QUARTER 2002 DIVIDEND


     DENVER, COLORADO . . . May 13, 2002 . . . Tremont Corporation (NYSE: TRE) announced today that its board of directors, at its most recent meeting, declared a regular quarterly dividend of seven cents ($0.07) per share of common stock, payable on June 26, 2002 to stockholders of record as of the close of business on June 14, 2002.

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


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